Preferred Units	12 Months Ended
Dec. 31, 2021
Preferred Units, Preferred Partners' Capital Account [Abstract]
Preferred Units
10.	Preferred Units
On May 4, 2015, Legacy BTX entered into a Series Seed Preferred Unit Purchase Agreement to issue Series Seed Preferred Units to an investor for cash. The Company issued 1,066,667 units of Series Seed Preferred Units at an issue price of $1.875 per share, or $2,000.
On December 2, 2015, Legacy BTX entered into a Series A Preferred Unit Purchase Agreement to issue Series A Preferred Units to investors for cash. The Company issued 1,480,527 Series A Preferred Units at an issue price of $4.441 per share, or $6,575.